SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  April 20, 1998
                                                         --------------


                               ICG COMMUNICATIONS, INC.
     ---------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

            Delaware                 1-11965               84-1342022
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          (State of                (Commission           (IRS Employer
          Incorporation)           File Number)        Identification No.)

               161 Inverness Drive West, Englewood, Colorado 80112
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                     (Address of principal executive offices)

                           ICG HOLDINGS (CANADA), INC.
     ---------------------------------------------------------------------
                (Exact name of registrant as specified in charter)

          Canada                     1-11052            Not Applicable
     ---------------------------------------------------------------------
          (State of                (Commission          (IRS Employer
          Incorporation)           File Number)       Identification No.)

       1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
     ---------------------------------------------------------------------
                     (Address of principal executive offices)

                                ICG HOLDINGS, INC.
     ---------------------------------------------------------------------
                (Exact name of registrant as specified in charter)

        Colorado                  33-96540                 84-1158866
     ---------------------------------------------------------------------
     (State of                   (Commission            (IRS Employer
     Incorporation)              File Number)         Identification No.)

             161 Inverness Drive West, Englewood, Colorado 80112
     ---------------------------------------------------------------------
                    (Address of principal executive offices)

     Registrants' telephone numbers, including area codes  (800) 414-5000
                                                           ---------------

                                        N/A
                                     ---------
          (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
                    ------------

                    In a press release dated April 20, 1998, ICG

          Communications, Inc., a Delaware corporation, announced that its wholly owned subsidiary, ICG Services, Inc., is offering $200 million of Senior Discount Notes.



          ITEM 7.   EXHIBITS.
                    --------

                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated April 20, 1998.

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly

          authorized.



          Dated: April 22, 1998         ICG COMMUNICATIONS, INC.


                                        By: /s/ James D. Grenfell
                                           -------------------------------
                                           James D. Grenfell
                                           Executive Vice President and
                                             Chief Financial Officer


                                        ICG HOLDINGS (CANADA), INC.


                                        By: /s/ James D. Grenfell
                                           -------------------------------
                                           James D. Grenfell
                                           Executive Vice President and
                                             Chief Financial Officer


                                        ICG HOLDINGS, INC.


                                        By: /s/ James D. Grenfell
                                           -------------------------------
                                           James D. Grenfell
                                           Executive Vice President and
                                             Chief Financial Officer

                                EXHIBIT INDEX


          Exhibit          Description
          -------          -----------

            99.1           Press Release, dated April 20, 1998.